Exhibit 99.2 Accelerating Performance IN THE HUMAN AGE ManpowerGroup Second Quarter Results July 20, 2018

ManpowerGroupFORWARD 2018- LOOKINGSecond Quarter STATEMENT Results Global Recruiter Summit This presentation contains statements, including financial projections, that are forward-looking in nature. These statements are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and uncertainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated December 31, 2017, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this presentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward- looking statements. July 2018 2 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Consolidated Financial Highlights As Excluding Reported Restructuring Q2 Financial Highlights Costs(1) 9% 9% Revenue $5.7B 4% CC 4% CC 40 bps 40 bps Gross Margin 16.3% 30 bps CC 30 bps CC 7% 9% Operating Profit $208M 2% CC 4% CC ($224M excluding restructuring costs) 10 bps 0 bps OP Margin 3.7% (4.0% excluding restructuring costs) 26% 29% EPS $2.17 21% CC 24% CC ($2.35 excluding restructuring costs) (1) Excludes the impact of restructuring costs of $15.3M ($11.8M net of tax) in Q2 2018 and $10.5M ($7.0M net of tax) in Q2 2017. Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of changes in currency on our financial results. Constant Currency is further explained in the Form 10-K on our Web site. 3 ManpowerGroup July 2018

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit EPS Bridge – Q2 vs. Guidance Midpoint -0.02 -0.08 +0.04 +0.02 +0.02 -0.18 $2.37 $2.33 $2.35 $2.17 Q2 Operational Currency Tax Rate WAS Other Expense Reported Restructuring Q2 Reported Guidance Performance (27% vs 29%) Excluding Costs Midpoint Restructuring (including $0.01 Costs of currency) July 2018 4 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Consolidated Gross Margin Change -0.3% 16.7% +0.1% -0.1% -0.1% 16.3% Q2 2017 Staffing/Interim Permanent Right Currency Q2 2018 Recruitment Management July 2018 5 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Business Line Gross Profit – Q2 2018(1) $923M Growth 4% 8% 3% CC 13% 6% 2% CC 20% 63% 13% 9% CC -8% -10% CC 7% 3% CC █ Manpower █ Experis █ ManpowerGroup Solutions █ Right Management █ ManpowerGroup – Total (1) Business line classifications can vary by entity and are subject to change as service requirements change. July 2018 6 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit SG&A Expense Bridge – Q2 YoY (in millions of USD) +15.3 +13.0 714.4 +27.4 +2.7 699.1 -10.5 683.4 666.5 656.0 Q2 2017 Q2 2017 Q2 2017 Currency Acquisitions Operational Q2 2018 Q2 2018 Q2 2018 Reported Restructuring Excluding Impact Excluding Restructuring Reported Costs Restructuring Restructuring Costs Costs Costs (1) 12.9% 12.7% 12.4% 12.6% % of Revenue % of Revenue % of Revenue % of Revenue (1) This was favorably impacted 10 bps due to the effect of currency exchange rates on our business mix. In constant currency, reported SG&A was 12.7% of Revenue. July 2018 7 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Americas Segment (18% of Revenue) As Excluding Reported Restructuring Q2 Financial Highlights Costs(1) 0% 0% Revenue $1.1B 2% CC 2% CC 1% 11% OUP $57M 1% CC 9% CC 0 bps 60 bps OUP Margin 5.4% (1) Excludes the impact of restructuring costs of $6.3M in Q2 2017. Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. July 2018 8 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Americas – Q2 Revenue Growth YoY % of Segment Average Daily Revenue Revenue Growth - CC -5% US 61% -5% -5% 4% Mexico 13% 9% 10% -19% Argentina 4% 19% 7% 15% Other (1) 22% 15% Revenue Growth Revenue Growth - CC (1) On an organic basis, revenue for Other increased 10% (10% in constant currency). July 2018 9 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Southern Europe Segment (43% of Revenue) As Excluding Reported Restructuring Q2 Financial Highlights Costs(1) 14% 14% Revenue $2.4B 6% CC 6% CC 10% 12% OUP $122M 2% CC 4% CC 20 bps 10 bps OUP Margin 5.0% (1) Excludes the impact of restructuring costs of $2.3M in Q2 2018. July 2018 10 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Southern Europe – Q2 Revenue Growth YoY % of Segment Average Daily Revenue Revenue Growth - CC 12% France 3% 62% 3% 21% 18% Italy 11% 12% 18% 7% Spain(1) 7% 9% 15% 13% Other 9% Revenue Growth Revenue Growth - CC (1) On an organic basis, revenue for Spain increased 17% (8% in constant currency, or 6% average daily revenue growth in constant currency). July 2018 11 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Northern Europe Segment (25% of Revenue) As Excluding Reported Restructuring Q2 Financial Highlights Costs(1) 9% 9% Revenue $1.4B 2% CC 2% CC 26% 10% OUP $25M 30% CC 5% CC 80 bps 0 bps OUP Margin 1.8% (1) Excludes the impact of restructuring costs of $13.2M in Q2 2018 and $1.2M in Q2 2017. July 2018 12 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Northern Europe – Q2 Revenue Growth YoY % of Segment Average Daily Revenue Revenue Growth - CC UK 9% 30% 3% 2% 8% Germany 21% 0% -2% 7% Nordics 0% 20% 3% 7% 13% Netherlands -1% -1% 12% 8% Belgium 4% 3% 8% Other 12% 9% Revenue Growth Revenue Growth - CC July 2018 13 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit APME Segment (13% of Revenue) As Reported Q2 Financial Highlights 13% Revenue $725M 10% CC 26% OUP $29M 23% CC 50 bps OUP Margin 4.1% July 2018 14 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit APME – Q2 Revenue Growth YoY Average Daily % of Segment Revenue Growth - CC Revenue 5% 31% Japan 3% 3% 8% 22% Australia/NZ 5% 8% 21% 47% Other 17% Revenue Growth Revenue Growth - CC July 2018 15 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Right Management Segment (1% of Revenue) As Excluding Reported Restructuring Q2 Financial Highlights Costs(1) 8% 8% Revenue $52M 10% CC 10% CC 23% 3% OUP $10M 21% CC 5% CC 510 bps 100 bps OUP Margin 19.9% (1) Excludes the impact of restructuring costs of ($0.2M) in Q2 2018 and $2.0M in Q2 2017. July 2018 16 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Cash Flow Summary – 6 Months YTD (in millions of USD) 2018 2017 Net Earnings 240 191 Non-cash Provisions and Other 51 92 Change in Operating Assets/Liabilities (115) (135) Capital Expenditures (27) (26) Free Cash Flow 149 122 Change in Debt 168 (4) Acquisitions of Businesses, including Contingent Considerations, net of cash acquired (23) (34) Other Equity Transactions (15) 18 Repurchases of Common Stock (113) (116) Dividends Paid (66) (62) Effect of Exchange Rate Changes (28) 48 Other 7 3 Change in Cash 79 (25) July 2018 17 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Balance Sheet Highlights Total Debt (in millions of USD) 1,250 1,000 970 1,089 750 855 948 825 Total Debt 500 250 468 418 Net Debt (Cash) 227 259 321 0 -231 125 -250 2014 2015 2016 2017 Q1 Q2 2018 Total Debt to Total Capitalization 30% 28% 25% 25% 25% 20% 24% 10% 14% 0% 2014 2015 2016 2017 Q1 Q2 2018 July 2018 18 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Debt and Credit Facilities – June 30, 2018 (in millions of USD) Interest Maturity Total Remaining Rate Date Outstanding Available Euro Notes - €500M 1.809% Jun 2026 579 - Euro Notes - €400M 1.913% Sep 2022 465 - (1) Revolving Credit Agreement 3.09% Jun 2023 - 599 (2) Uncommitted lines and Other Various Various 45 270 Total Debt 1,089 869 (1) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 0.77 and a fixed charge coverage ratio of 5.29 as of June 30, 2018. As of June 30, 2018, there were $0.5M of standby letters of credit issued under the agreement. (2) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $336.9M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. July 2018 19 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Third Quarter Outlook Revenue Total Up 2-4% (Up 4-6% CC) Americas Down/Up 1% (Up 4-6% CC) Southern Europe Up 2-4% (Up 3-5% CC) Northern Europe Up 1-3% (Up 2-4% CC) APME Up 9-11% (Up 10-12% CC) Right Management Down 5-7% (Down 4-6% CC) Gross Profit Margin 16.1 – 16.3% Operating Profit Margin 4.0 – 4.2% Tax Rate 27.0% EPS $2.37 – $2.45 (unfavorable $0.05 currency) July 2018 20 ManpowerGroup

ManpowerGroup 2018 2018 Second Second Quarter Quarter Results Results Global Recruiter Summit Key Take Aways Good progress during the first half of 2018. Solid second quarter results The strength of our global footprint was evidenced by the strong performance throughout Asia Pacific Middle East and Latin America during the second quarter Continued strength of the global labor markets was confirmed by our Q3 ManpowerGroup Employment Outlook Survey which again showed favorable hiring intent in 43 of 44 countries surveyed In the current environment, access to human capital continues to be of critical importance for employers and we are well placed to take advantage of that demand with our strong and connected brands and our extensive portfolio of services July 2018 21 ManpowerGroup